# Kayne Anderson

## Energy Total Return Fund

**THIRD QUARTER REPORT**
**AUGUST 31, 2008**

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2008
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 131.9%
Equity Investments(a) — 115.9%
United States — 89.5%
MLP(b)(c) — 34.7%
Alliance Resource Partners, L.P.	92	$4,275
Atlas Energy Resources, LLC	380	13,318
Atlas Pipeline Partners, L.P.	566	19,328
BreitBurn Energy Partners L.P.	306	5,086
Calumet Specialty Products Partners, L.P.	267	3,815
Capital Product Partners L.P.(d)	454	7,062
Constellation Energy Partners LLC	51	702
Copano Energy, L.L.C.	50	1,570
Copano Energy, L.L.C. — Unregistered, Class D Units(e)(f)	114	2,829
Crosstex Energy, L.P.	526	13,399
DCP Midstream Partners, LP	241	5,895
Duncan Energy Partners L.P.	83	1,497
Eagle Rock Energy Partners, L.P.	127	1,800
Energy Transfer Equity, L.P.	169	4,881
Energy Transfer Partners, L.P.	151	6,737
Enterprise Products Partners L.P.	1,591	46,845
Exterran Partners, L.P.	249	5,518
Global Partners LP	227	2,823
Hiland Holdings GP, LP	66	1,465
Hiland Partners, LP	59	2,697
Holly Energy Partners, L.P.	77	2,579
Inergy Holdings, L.P.	81	2,647
Inergy, L.P.	241	6,348
Magellan Midstream Partners, L.P.	226	8,403
MarkWest Energy Partners, L.P.	270	9,306
Martin Midstream Partners L.P.	310	9,707
Natural Resource Partners L.P.	86	2,993
ONEOK Partners, L.P.	190	11,389
OSG America L.P.	179	2,144
Penn Virginia Resource Partners, L.P.	309	7,708
Pioneer Southwest Energy Partners L.P.	104	1,951
Plains All American Pipeline, L.P.(g)	1,387	66,068
Regency Energy Partners LP	301	7,494
Regency Energy Partners LP(e)	114	2,705
Targa Resources Partners LP	325	7,760
TC PipeLines, LP	285	9,729
Teekay LNG Partners L.P.	75	1,713
Teekay Offshore Partners L.P.(d)	568	9,139
TEPPCO Partners, L.P.	88	2,837

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS — (CONTINUED)
AUGUST 31, 2008
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

MLP(b)(c) — (Continued)
Western Gas Partners, LP	223	$3,404
Williams Partners L.P.	269	8,162

		335,728

MLP Affiliates — 25.2%
Atlas America, Inc.	472	17,695
Crosstex Energy, Inc.	159	5,168
Enbridge Energy Management, L.L.C.(h)	857	43,335
Kinder Morgan Management, LLC(h)	2,899	160,885
Penn Virginia Corporation(i)	245	16,234

		243,317

Marine Transportation — 17.4%
Aries Maritime Transport Limited	1,125	4,456
Arlington Tankers Ltd.	573	10,558
DHT Maritime, Inc.	1,072	9,552
Diana Shipping Inc.	425	12,065
Eagle Bulk Shipping Inc.	516	13,669
Euroseas Ltd.	53	711
Frontline Ltd.	100	6,041
Genco Shipping & Trading Limited	170	10,634
General Maritime Corporation	50	1,241
Navios Maritime Partners L.P.	571	7,140
Nordic American Tanker Shipping Limited	620	21,827
OceanFreight, Inc.	654	12,467
Omega Navigation Enterprises, Inc.	949	14,960
Paragon Shipping Inc.	619	9,377
Safe Bulkers, Inc.	178	3,383
Seaspan Corporation	441	10,974
Ship Finance International Limited	183	5,098
Star Bulk Carriers Corp.	163	1,704
Teekay Tankers Ltd.	588	11,849

		167,706

Coal — 8.3%
Alpha Natural Resources, Inc.(i)(j)	194	19,219
Arch Coal, Inc.(i)	166	9,004
CONSOL Energy Inc.(i)	192	12,980
Foundation Coal Holdings, Inc.	53	3,111
Massey Energy Company(i)	202	13,331

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS — (CONTINUED)
AUGUST 31, 2008
(amounts in 000’s)
(UNAUDITED)

	No. of
Description	Shares/Units	Value

Coal — (Continued)
Patriot Coal Corporation(i)(j)	122	$7,333
Peabody Energy Corporation(i)	248	15,602

		80,580

Royalty Trust — 3.9%
Hugoton Royalty Trust	240	7,441
MV Oil Trust	652	12,007
Permian Basin Royalty Trust	488	11,940
San Juan Basin Royalty Trust	148	6,044

		37,432

Total United States (Cost $730,054)		864,763

Canada — 26.4%
Royalty Trust — 26.3%
ARC Energy Trust	1,009	28,699
Baytex Energy Trust	746	22,833
Bonavista Energy Trust	597	18,461
Bonterra Energy Income Trust	34	1,148
Canadian Oil Sands Trust	41	1,982
Crescent Point Energy Trust	1,167	43,105
Enerplus Resources Fund	796	34,494
Fording Canadian Coal Trust(i)	297	26,602
NAL Oil & Gas Trust	945	13,736
Penn West Energy Trust	792	23,247
Progress Energy Trust	511	7,644
Vermilion Energy Trust	569	23,041
Westshore Terminals Income Fund	81	1,348
Zargon Energy Trust	355	7,497

		253,837

Coal — 0.1%
Western Canadian Coal Corp.(k)	87	521

Total Canada (Cost $188,857)		254,358

Total Equity Investments (Cost $918,911)		1,119,121

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS — (CONTINUED)
AUGUST 31, 2008
(amounts in 000’s)
(UNAUDITED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Energy Debt Investments — 16.0%
United States — 13.5%
Coal — 0.5%
Peabody Energy Corporation(l)	4.750%	12/15/66	$4,000	$5,110

Marine Transportation — 3.7%
Navios Maritime Holdings, Inc.	9.500	12/15/14	25,250	24,114
Overseas Shipholding Group, Inc.	7.500	2/15/24	5,000	4,563
Ship Finance International Limited	8.500	12/15/13	7,000	6,930

				35,607

Midstream — 1.5%
Targa Resources, Inc.	8.500	11/01/13	9,500	9,025
Targa Resources Investments, Inc.	(m)	2/09/15	7,133	5,171

				14,196

Oilfield Services — 1.3%
Dresser, Inc.	(n)	5/04/15	13,000	12,561

Upstream — 5.4%
CDX Funding, LLC	(o)	3/31/13	8,750	7,000
Hilcorp Energy Company	7.750	11/01/15	13,589	12,298
Mariner Energy, Inc.	8.000	5/15/17	6,000	5,490
Mariner Energy, Inc.	7.500	4/15/13	4,000	3,740
Parallel Petroleum Corporation	10.250	8/01/14	6,500	6,337
Petrohawk Energy Corporation	9.125	7/15/13	12,000	11,940
Quicksilver Resources Inc.	(p)	8/06/13	5,000	4,963

				51,768

Other Energy — 1.1%
Energy Future Holdings Corp.	(q)	10/10/14	7,444	6,960
Energy Future Holdings Corp.	(r)	10/10/14	4,500	4,196

				11,156

Total United States (Cost $135,259)				130,398

Canada — 2.5%
Royalty Trust — 0.6%
Harvest Operations Corp.	7.875	10/15/11	6,500	5,769

Upstream — 1.9%
Athabasca Oil Sands Corp.	13.000	7/30/11	19,500	18,684

Total Canada (Cost $25,524)				24,453

Total Fixed Income Investments (Cost $160,783)				154,851

Total Long-Term Investments (Cost $1,079,694)				1,273,972

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS — (CONTINUED)
AUGUST 31, 2008
(amounts in 000’s)
(UNAUDITED)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Short-Term Investment — 0.3%
Repurchase Agreement — 0.3%
Bear, Stearns & Co. Inc. (Agreement dated 8/31/2008 to be repurchased at $3,266), collateralized by $3,360 in U.S. Treasury Notes (Cost $3,265)	1.980%	9/02/08		$3,265

Total Investments — 132.2% (Cost $1,082,959)				1,277,237

			No. of
			Contracts

Liabilities
Call Option Contracts Written(j)
United States
Coal
Alpha Natural Resources, Inc., call option expiring 9/20/2008 @ $100.00			500	(250)
Arch Coal Inc., call option expiring 9/20/2008 @ $55.00			500	(143)
CONSOL Energy Inc., call option expiring 9/20/2008 @ $65.00			1,000	(580)
Massey Energy Inc., call option expiring 9/20/2008 @ $65.00			500	(235)
Patriot Coal Corporation, call option expiring 9/20/2008 @ $57.50			500	(285)
Peabody Energy Corporation, call option expiring 9/20/2008 @ $70.00			500	(65)

				(1,558)

MLP Affiliates
Penn Virginia Corporation, call option expiring 9/20/2008 @ $70.00			500	(115)

Canada
Royalty Trust
Fording Canadian Coal Trust, call option expiring 9/20/2008 @ $85.00			2,972	(1,367)

Total Call Option Contracts Written (Premiums received $2,763)				(3,040)

Senior Unsecured Notes				(225,000)
Revolving Credit Facility				(66,000)
Other Liabilities				(40,303)

Total Liabilities				(334,343)
Other Assets				23,158

Total Liabilities in Excess of Other Assets				(311,185)

Net Assets Applicable To Stockholders				$966,052

(a)	Unless otherwise noted, equity investments are common units/common shares.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS — (CONCLUDED)
AUGUST 31, 2008
(UNAUDITED)

(b)	Unless otherwise noted, securities are treated as a publicly traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly traded partnerships. Although the Fund had 33.1% of its net assets invested in securities treated as publicly traded partnerships at August 31, 2008, the Fund had less than 25% of its total assets invested in these securities. It is the Fund’s intention to be treated as a RIC for tax purposes.

(c)	Includes Limited Liability Companies.

(d)	Security is not treated as a publicly-traded partnership for RIC qualification purposes.

(e)	Fair valued and restricted security. (See Notes 2, 3 and 6).

(f)	Security is currently not paying cash distributions but is expected to pay cash distributions or convert to securities which pay cash distributions within the next 24 months.

(g)	The Fund believes that it is an affiliate of Plains All American, L.P. (See Note 5).

(h)	Distributions are paid-in-kind.

(i)	Security or a portion thereof is segregated as collateral on option contracts written.

(j)	Security is non-income producing.

(k)	Security is currently not paying cash distributions but is expected to pay cash distributions or convert to securities which pay cash distributions within the next 12 months.

(l)	Convertible security.

(m)	Floating rate senior secured term loan facility. Security pays paid in-kind interest at a rate of LIBOR + 500 basis points (7.89% as of August 31, 2008).

(n)	Floating rate senior secured second lien term loan. Security pays interest at a rate of LIBOR + 575 basis points (8.56% as of August 31, 2008).

(o)	Floating rate senior secured second lien term loan. Security pays interest at a prime rate of 5.00% + 525 basis points and 200 basis points default penalty (12.25% as of August 31, 2008). As of August 31, 2008, CDX Funding, LLC was in payment default under the floating rate senior secured second lien term loan.

(p)	Floating rate senior secured second lien term loan. Security pays interest at a rate of LIBOR + 350 basis points (6.75% as of August 31, 2008).

(q)	Floating rate senior secured first lien B-2 term loan. Security pays interest at a rate of LIBOR + 350 basis points (6.21% as of August 31, 2008).

(r)	Floating rate senior secured first lien B-1 term loan. Security pays interest at a rate of LIBOR + 350 basis points (6.23% as of August 31, 2008).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2008
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $1,034,257)	$1,207,904
Affiliated (Cost — $45,437)	66,068
Repurchase agreement (Cost — $3,265)	3,265

Total investments (Cost — $1,082,959)	1,277,237
Cash denominated in foreign currency (Cost — $489)	488
Deposits with brokers	7,779
Receivable for securities sold (Cost — $7,811)	7,785
Interest, dividends and distributions receivable (Cost — $5,279)	5,260
Deferred debt issuance costs and other, net	1,846

Total Assets	1,300,395

LIABILITIES
Revolving credit facility	66,000
Payable for securities purchased (Cost — $36,152)	36,152
Investment management fee payable	1,378
Call option contracts written, at fair value (Premiums received — $2,763)	3,040
Accrued directors’ fees and expenses	61
Accrued expenses and other liabilities	2,712
Senior Unsecured Notes	225,000

Total Liabilities	334,343

NET ASSETS	$966,052

NET ASSETS CONSIST OF
Common stock, $0.001 par value (32,443,513 shares issued, 32,209,009 shares outstanding and 199,979,000 shares authorized)	$32
Paid-in capital, less distributions in excess of taxable income	729,176
Accumulated net investment income less distributions not treated as tax return of capital	(6,819)
Accumulated net realized gains less distributions not treated as tax return of capital	49,705
Net unrealized gains on investments, foreign currency translations, options and interest rate swap contracts	193,958

NET ASSETS	$966,052

NET ASSET VALUE PER SHARE	$29.99

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED AUGUST 31, 2008
(amounts in 000’s)
(UNAUDITED)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$47,005
Affiliated investments	3,608

Total dividends and distributions (after foreign taxes withheld of $2,807)	50,613
Return of capital	(22,227)

Net dividends and distributions	28,386
Interest (after foreign taxes withheld of $20)	11,402

Total Investment Income	39,788

Expenses
Investment management fees	12,143
Administration fees	551
Professional fees	361
Reports to stockholders	179
Custodian fees	150
Directors’ fees	149
Insurance	128
Other expenses	286

Total Expenses — Before Interest Expense and Auction Agent Fees	13,947
Interest expense	2,466
Auction agent fees	178

Total Expenses	16,591

Net Investment Income	23,197

REALIZED AND UNREALIZED GAINS/(LOSSES)
Net Realized Gains/(Losses)
Investments	65,434
Foreign currency transactions	(547)
Options written	2,821
Interest rate swap contracts	(10,610)

Net Realized Gains	57,098

Net Change in Unrealized Gains/(Losses)
Investments	3,886
Foreign currency translations	(15)
Options written	726
Interest rate swap contracts	5,312

Net Change in Unrealized Gains	9,909

Net Realized and Unrealized Gains	67,007

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	90,204
DIVIDENDS TO PREFERRED STOCKHOLDERS	(10,751)

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$79,453

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Nine
	Months Ended		For the Fiscal
	August 31, 2008		Year Ended
	(Unaudited)		November 30, 2007

OPERATIONS
Net investment income	$23,197		$34,782
Net realized gains	57,098		38,505
Net change in unrealized gains	9,909		115,785

Net Increase in Net Assets Resulting from Operations	90,204		189,072

DIVIDENDS/DISTRIBUTIONS TO PREFERRED STOCKHOLDERS
Dividends from net investment income	(10,751	)(1)	(7,254	)(2)
Dividends from net realized short-term capital gains	—	(1)	(4,653	)(2)
Distributions from net realized long-term capital gains	—	(1)	(4,194	)(2)

Dividends/Distributions to Preferred Stockholders	(10,751)		(16,101)

DIVIDENDS/DISTRIBUTIONS TO COMMON STOCKHOLDERS
Dividends from net investment income	(12,446	)(1)	(26,509	)(2)
Dividends from net realized short-term capital gains	—	(1)	(17,004	)(2)
Distributions from net realized long-term capital gains	—	(1)	(15,329	)(2)
Distributions — return of capital	(36,348	)(1)	—	(2)

Dividends/Distributions to Common Stockholders	(48,794)		(58,842)

CAPITAL STOCK TRANSACTIONS
Underwriting costs and offering expenses	(89)		—
Underwriting discounts and offering expenses associated with the issuance of preferred stock	—		131
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	956		—
Issuance of 3,142 and 526,629 from treasury shares of common stock from reinvestment of distributions	92		14,111

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	959		14,242

Total Increase in Net Assets Applicable to Common Stockholders	31,618		128,371

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	934,434		806,063

End of period	$966,052		$934,434

(1)	The information presented in each of these items is a current estimate of the characterization of a portion of the total dividends and distributions paid to preferred stockholders and common stockholders for the nine months ended August 31, 2008 as either dividend (ordinary income) or distribution (long-term capital gains or return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the preferred stock and the common stock dividends and distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore it may differ from the preliminary estimates.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to preferred stockholders and common stockholders for the fiscal year ended November 30, 2007 as either dividend (ordinary income) or distribution (long-term capital gains or return of capital). This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED AUGUST 31, 2008
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$90,204
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	22,227
Realized gains on investments, options and interest rate swap contracts	(57,645)
Unrealized gains (excluding impact on cash of $4 of foreign currency translations)	(9,905)
Accretion of bond discount	(112)
Purchase of investments	(627,140)
Proceeds from sale of investments	675,923
Purchase of short-term investments, net	(2,350)
Increase in deposits with brokers	(3,529)
Increase in receivable for securities sold	(4,703)
Decrease in interest, dividend and distributions receivables	965
Increase in deferred debt issuance costs and other	(4)
Increase in payable for securities purchased	22,365
Increase in investment management fee payable	74
Increase in option contracts written, net	1,916
Increase in accrued directors’ fees and expenses	9
Increase in accrued expenses and other liabilities	1,912

Net Cash Provided by Operating Activities	110,207

CASH FLOWS FROM FINANCING ACTIVITIES
Redemption of Auction Rate Preferred Stock (Series B Preferred Stock at a $956 discount to liquidation value)	(299,044)
Proceeds from the issuance of Senior Unsecured Notes, net of offering costs of $1,641	223,359
Proceeds from revolving credit facility	25,000
Underwriting costs and offering expenses	(89)
Cash dividends and distributions paid to preferred stockholders	(10,751)
Cash dividends and distributions paid to common stockholders	(48,702)

Net Cash Used in Financing Activities	(110,227)

NET DECREASE IN CASH	(20)
CASH — BEGINNING OF PERIOD	508

CASH — END OF PERIOD	$488

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $92 pursuant to the Fund’s dividend reinvestment plan.

During the nine months ended August 31, 2008, state taxes paid were $102 and interest paid was $867.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

							For the Period
	For the Nine						June 28,
	Months Ended		For the Fiscal				2005(1)
	August 31,		Year Ended				through
	2008		November 30,				November 30,
	(Unaudited)		2007		2006		2005

Per Share of Common Stock
Net asset value, beginning of period	$29.01		$25.44		$24.13		$23.84	(2)
Income from Investment Operations(3)
Net investment income	0.72		1.09		1.17		0.23
Net realized and unrealized gains	2.08		4.82		2.34		0.33

Total income from investment operations	2.80		5.91		3.51		0.56

Dividends/Distributions — Preferred Stockholders(3)
Dividends from net investment income	(0.33)		(0.23)		(0.44)		—
Dividends from net realized short-term capital gains	—		(0.14)		—		—
Distributions from net realized long-term capital gains	—		(0.13)		—		—

Total dividends/distributions — Preferred Stockholders	(0.33)		(0.50)		(0.44)		—

Dividends/Distributions — Common Stockholders
Dividends from net investment income	(0.39)		(0.83)		(0.86)		(0.23)
Dividends from net realized short-term capital gains	—		(0.53)		(0.81)		(0.04)
Distributions from net realized long-term capital gains	—		(0.48)		—		—
Distributions — return of capital	(1.13)		—		(0.03)		—

Total dividends/distributions — Common Stockholders	(1.52)		(1.84)		(1.70)		(0.27)

Capital Stock Transactions(3)
Effect of common stock repurchased	—		—		0.05		—
Underwriting discounts and offering costs on the issuance of common and preferred stock	—		—		(0.11)		—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	0.03		—		—		—

Total capital stock transactions	0.03		—		(0.06)		—

Net asset value, end of period	$29.99		$29.01		$25.44		$24.13

Market value per share of common stock, end of period	$28.07		$25.79		$25.00		$21.10

Total investment return based on common stock market value(4)	15.1%		10.2%		27.2%		(14.6)%
Supplemental Data and Ratios(5)
Net assets applicable to common stockholders, end of period	$966,052		$934,434		$806,063		$776,963
Ratio of expenses to average net assets:(6)
Excluding investment management fee waivers, interest expense and auction agent fees	1.9%		2.0%		2.0%		1.7%
Excluding investment management fee waivers	2.3%		2.2%		2.1%		1.7%
Including investment management fee waivers	2.3%		2.1%		1.8%		1.5%
Ratio of net investment income to average net assets	3.2%		3.8%		4.6%		2.3%
Net increase in net assets applicable to common stockholders resulting from operations to average net assets	8.2	%(7)	19.1%		12.3%		2.4	%(7)
Portfolio turnover rate	48.9	%(7)	52.1%		63.8%		23.2	%(7)
Senior Unsecured Notes outstanding, end of period	$225,000		—		—		—
Revolving credit facility, end of period	$66,000		$41,000		—		$40,000
Auction Rate Preferred Stock, end of period	—		$300,000		$300,000		—
Asset coverage of total debt — Debt Incurrence and Dividend Payment Test	432.0	%(8)	—		—		—
Asset coverage of total leverage (Debt and Preferred Stock)	432.0	%(9)	374.0	%(9)	368.7	%(9)	—
Average amount of borrowings outstanding per share of common stock during the period	$1.62		$0.53		$0.08		—
See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS — (CONCLUDED)
(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(3)	Based on average shares of common stock outstanding of 32,207,341; 32,036,996; 31,809,344 and 32,204,000 for the nine months ended August 31, 2008; for the fiscal year ended November 30, 2007; for the fiscal year ended November 30, 2006 and for the period June 28, 2005 through November 30, 2005, respectively.

(4)	Not annualized for the nine months ended August 31, 2008 and for the period June 28, 2005 through November 30, 2005. Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan.

(5)	Unless otherwise noted, ratios are annualized.

(6)	The following table sets forth the components of the ratio of expenses to average total assets and average net assets applicable to common stockholders for each period presented in our Financial Highlights.

	August 31, 2008
	(Unaudited)		November 30, 2007		November 30, 2006		November 30, 2005
	Ratio of Expenses to		Ratio of Expenses to		Ratio of Expenses to		Ratio of Expenses to
	Average	Average	Average	Average	Average	Average	Average	Average
	Total	Net	Total	Net	Total	Net	Total	Net
	Assets	Assets	Assets	Assets	Assets	Assets	Assets	Assets

Management fees	1.2%	1.7%	1.2%	1.7%	1.2%	1.7%	1.2%	1.3%
Other expenses	0.2	0.2	0.2	0.3	0.2	0.3	0.4	0.4
Total expenses — excluding management fee waivers, interest expense and auction agent fees	1.4%	1.9%	1.4%	2.0%	1.4%	2.0%	1.6%	1.7%
Interest expense and auction agent fees	0.3	0.4	0.2	0.2	0.1	0.1	—	—
Total expenses — excluding management fee waivers	1.7%	2.3%	1.6%	2.2%	1.5%	2.1%	1.6%	1.7%
Management Fee Waivers	—	—	(0.1)	(0.1)	(0.2)	(0.3)	(0.2)	(0.2)
Total expenses — including management fee waivers, interest expense and auction agent fees	1.7%	2.3%	1.5%	2.1%	1.3%	1.8%	1.4%	1.5%

Average total assets	$1,312,625		$1,240,766		$1,100,467		$795,136
Average net assets		$968,574		$906,692		$802,434		$759,550

(7)	Not annualized.

(8)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by senior notes or any other senior securities representing indebtedness divided by the aggregate amount of senior notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may neither declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such incurrence asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test the revolving credit facility is considered a senior security representing indebtedness.

(9)	Calculated pursuant to section 18(a)(2)(A) and section 18(a)(2)(B) of the 1940 Act. Represents the value of total assets less all liabilities not represented by preferred stock and senior securities representing indebtedness divided by the aggregate amount of preferred stock and senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional preferred stock if at the time of such declaration or incurrence its asset coverage with respect to all senior securities would be less than 200%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2008
(amounts in 000’s, except option contracts written, share and per share amounts)
(UNAUDITED)

1.	Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund seeks to achieve this objective by investing primarily in securities of companies engaged in the energy industry, principally including publicly-traded, energy-related master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy-related U.S. and Canadian royalty trusts and income trusts (collectively, “royalty trusts”) and other companies that derive at least 50% of their revenues from operating assets used in, or providing energy-related services for, the exploration, development, production, gathering, transportation, processing, storing, refining, distribution, mining or marketing of natural gas, natural gas liquids (including propane), crude oil, refined petroleum products or coal (collectively with MLPs, MLP affiliates and royalty trusts, “Energy Companies”). The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Calculation of Net Asset Value — The Fund determines its net asset value as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern time) no less frequently than the last business day of each month, and makes its net asset value available for publication monthly. Currently, the Fund calculates its net asset value on a weekly basis and such calculation is made available on its website, www.kaynefunds.com. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and dividends), less all of its liabilities (including accrued expenses, dividends payable and any borrowings) by the total number of common shares outstanding.

C. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and asked prices on such day, except for short sales and call option contracts written, for which the last quoted asked price is used. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Fixed income securities with a remaining maturity of 60 days or more are valued by the Fund using a pricing service. Fixed income securities maturing within 60 days will be valued on an amortized cost basis.

The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available,

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are initially valued by KA Fund Advisors, LLC (“KAFA” or the “Adviser”) investment professionals responsible for the portfolio investments.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions are documented and discussed with senior management of KAFA. Such valuations generally are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a monthly basis, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets on or about the end of each month to consider new valuations presented by KAFA, if any, which were made in accordance with the Valuation Procedures in such month. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. The Valuation Committee’s valuations stand for intervening periods of time unless the Valuation Committee meets again at the request of KAFA, the Board of Directors, or the Committee itself. All valuation determinations of the Valuation Committee are subject to ratification by the Board at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the market value of the publicly traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, KAFA may determine an applicable discount in accordance with a methodology approved by the Valuation Committee.

Exchange-traded options and futures contracts are valued at the closing price in the market where such contracts are principally traded.

SFAS No. 157.  In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement on Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

As of December 1, 2007, the Fund adopted SFAS No. 157. The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of this standard did not have any material effect on the Fund’s net asset value.

At August 31, 2008, the Fund held 0.6% of its net assets applicable to common stockholders (0.4% of total assets) in securities valued at fair value as determined pursuant to procedures adopted by the Board of Directors, with an aggregate fair value of $5,534. (See Note 6 — Restricted Securities).

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

On March 19, 2008, the FASB released SFAS No. 161, “Disclosures about Derivative Instruments and Hedging Activities”. SFAS No. 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of SFAS No. 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of SFAS No. 161 and its impact on the financial statements has not yet been determined.

D. Repurchase Agreements — The Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with which the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

E. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

All short sales are fully collateralized. The Fund maintains assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund segregates an equivalent amount of securities owned as collateral while the short sale is outstanding. At August 31, 2008, the Fund had no open short sales.

F. Option Writing — When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 7 — Option Contracts for more detail on option contracts written and purchased.

G. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Dividend and distribution income is recorded on the ex-dividend date.

H. Investment Income — For the nine months ended August 31, 2008, the Fund estimated that 90% of the MLP distributions received and 1% of Canadian Royalty Trust distributions received would be treated as a return of capital. The Fund recorded as return of capital the amount of $22,227 of dividends and distributions received from its investments. This resulted in an equivalent reduction in the cost basis of the associated investments. Net Realized

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

Gains and Net Change in Unrealized Gains in the accompanying Statement of Operations were increased by $6,273 and $15,954, respectively, attributable to the recording of such dividends and distributions as reduction in the cost basis of investments.

I. Return of Capital Estimates — Distributions received from the Fund’s investments in MLPs and royalty trusts generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and royalty trust and other industry sources. These estimates may subsequently be revised based on information received from MLPs and royalty trusts after their tax reporting periods are concluded.

J. Dividends and Distributions to Stockholders — Dividends and distributions to common stockholders are recorded on the ex-dividend date. The character of dividends made during the year may differ from their ultimate characterization for federal income tax purposes. Dividend and distributions to stockholders of each series of the Fund’s Auction Rate Preferred Stock are accrued on a daily basis and are determined as described in Note 10 — Senior Unsecured Notes and Preferred Stock. The Fund’s dividends and distributions may be comprised of return of capital and ordinary income, which is based on the earnings and profits of the Fund. The Fund is unable to make final determinations as to the tax character of the dividend until the January after the end of the current fiscal year. The Fund informs its common stockholders of the tax character of dividends and distributions made during that fiscal year in January following such fiscal year.

K. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of dividends it has received, allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

L. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a Regulated Investment Company under Subchapter M of the Internal Revenue Code. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax.

Income and capital gain distributions made by Regulated Investment Companies often differ from the aggregate GAAP basis net investment income and net realized gains. For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs, royalty trusts and certain other of its investments. As of November 30, 2007, accumulated dividends and distributions to preferred and common stockholders exceeded accumulated net investment income and net realized gains for GAAP purposes by $16,390. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to wash sales, disallowed partnership losses from MLPs and foreign currency transactions. As of August 31, 2008, the principal temporary differences were realized losses that were recognized for book purposes, but disallowed for tax purposes due to wash sale rules, and disallowed partnership losses related to the Fund’s MLP investments.

For the fiscal year ended November 30, 2007, the tax character of the total $58,842 dividends and distributions paid to common stockholders was $43,513 (ordinary income) and $15,329 (capital gains). For the fiscal year ended November 30, 2007, the tax character of the $16,101 cash distribution paid to preferred stockholders was $11,907 (ordinary income) and $4,194 (capital gains).

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

At August 31, 2008, the identified cost of investments for federal income tax purposes was $1,090,980, and the net cash received on option contracts written was $2,763. At August 31, 2008, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$232,029
Gross unrealized depreciation of investments (including options)	(46,049)

Net unrealized appreciation before foreign currency related translations	185,980
Unrealized depreciation on foreign currency related translations	(45)

Net unrealized appreciation	$185,935

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax.

Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenure of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.

As of December 1, 2007, the Fund adopted FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. At adoption, companies must adjust their financial statements to reflect only those tax positions that are more-likely-than-not to be sustained as of the adoption date.

The adoption of the interpretation did not have a material effect on the Fund’s net asset value. The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Consolidated Statement of Operations. As of August 31, 2008, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

M. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

N. Derivative Financial Instruments — The Fund uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Fund has established policies and procedures for risk

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Fund does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in value during the reporting period are included as unrealized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market.

O. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Fair Value

SFAS No. 157.  In September 2006, the FASB issued SFAS No. 157, “Fair Value Measurements.” This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosure about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements.

As of December 1, 2007, the Fund adopted SFAS No. 157. The Fund has performed an analysis of all existing investments and derivative instruments to determine the significance and character of all inputs to their fair value determination. Based on this assessment, the adoption of this standard did not have any material effect on the Fund’s net asset value. However, the adoption of the standard does require the Fund to provide additional disclosures about the inputs used to develop the measurements and the effect of certain measurements on changes in net assets for the reportable periods as contained in the Fund’s periodic filings.

SFAS No. 157 establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents our assets measured at fair value on a recurring basis at August 31, 2008.

Prices with
		Quoted Prices	Other
		in Active	Observable	Unobservable
		Markets	Inputs	Inputs
Assets at Fair Value	Total	(Level 1)	(Level 2)	(Level 3)

Long-Term Investments	$1,273,972	$1,113,587	$154,851	$5,534

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

The Fund did not have any liabilities that were measured at fair value on a recurring basis at August 31, 2008.

The following table presents our assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2007 and at August 31, 2008.

Long-Term
Assets at Fair Value Using Unobservable Inputs (Level 3)	Investments
Balance — November 30, 2007	$31,584
Transfers out of Level 3	(31,584)
Realized gain (losses)	—
Unrealized gains, net	34
Purchases, issuances or settlements	5,500

Balance — August 31, 2008	$5,534

The $34 of unrealized gains, net, presented in the table above relate to investments that are still held at August 31, 2008, and the Fund presents these unrealized gains in the Statement of Operations — Net Change in Unrealized Gains (Losses).

The Fund did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at November 30, 2007 and at August 31, 2008.

4.	Concentration of Risk

The Fund’s investment objective is to obtain a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of the aggregate of its net assets and borrowings (“total assets”) in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, royalty trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities of Energy Companies. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

5.	Agreements and Affiliations

A. Investment Management Agreement — The Fund has entered into an Investment Management Agreement with KAFA under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, the Adviser receives a management fee from the Fund.

For the nine months ended August 31, 2008, the Fund paid and accrued management fees at an annual rate of 1.25% of average monthly total assets of the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month (or as of the commencement of operations for the initial period if a partial month). The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of preferred stock, commercial paper or notes issuances and other borrowings), minus the sum of the Fund’s accrued and unpaid dividends on any outstanding common stock and accrued and unpaid dividends on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes that issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

B. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would “control” a portfolio company if the Fund owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there is significant ambiguity in the application of existing SEC staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Fund believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

Plains All American, L.P. — Robert V. Sinnott is a senior executive of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC, the general partner of Plains All American Pipeline, L.P. Members of senior management and various advisory clients of KACALP and KAFA own units of Plains All American GP LLC. Various advisory clients of KACALP and KAFA, including the Fund, own units in Plains All American Pipeline, L.P. The Fund believes that it is an affiliate of Plains All American, L.P. under the 1940 Act.

C. Other Affiliates — For the nine months ended August 31, 2008, KA Associates, Inc., an affiliate of the Adviser, did not participate in any agency trades involving affiliated brokerage commissions paid to it by the Fund.

6.	Restricted Securities

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, and cannot, as a result, be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

At August 31, 2008, the Fund held the following restricted securities.

			Number of
			Units or					Percent	Percent
		Type of	Principal ($)	Acquisition	Cost	Fair	Fair Value	of Net	of Total
Investment	Security	Restriction	(in 000s)	Date	Basis	Value	per Unit	Assets	Assets

Copano Energy, L.L.C.	Class D Units	(1)	114	3/14/2008	$3,000	$2,829	$27.46	0.3%	0.2%
Regency Energy Partners LP	Common Units	(2)	114	8/01/2008	2,454	2,705	23.80	0.3	0.2

Total of securities valued in accordance with procedures established by the board of directors(3)					$5,454	$5,534		0.6%	0.4%

Athabasca Oil Sands Corp.	Corporate Bonds	(4)	$19,500	(5)	$19,047	$18,684	n/a	1.9%	1.4%
CDX Funding, LLC	Term Loan	(4)	$8,750	(5)	8,877	7,000	n/a	0.7	0.5
Dresser, Inc.	Term Loan	(4)	$13,000	(5)	12,299	12,561	n/a	1.3	1.0
Energy Future Holdings Corp.	Term Loan	(4)	$7,444	(5)	7,469	6,960	n/a	0.7	0.6
Energy Future Holdings Corp.	Term Loan	(4)	$4,500	(5)	4,278	4,196	n/a	0.4	0.3
Hilcorp Energy Company	Corporate Bonds	(4)	$13,589	(5)	13,223	12,298	n/a	1.3	1.0
Quicksilver Resources Inc.	Term Loan	(1)	$5,000	(5)	4,901	4,963	n/a	0.5	0.4
Targa Resources Investments, Inc.	Term Loan	(4)	$7,133	(5)	5,080	5,171	n/a	0.6	0.4

Total of securities valued by prices provided by market maker or independent pricing service(6)(7)					$75,174	$71,833		7.4%	5.6%

Total of all restricted securities					$80,628	$77,367		8.0%	6.0%

(1)	Unregistered security of a publicly-traded company.

(2)	Security subject to lock-up agreement.

(3)	Restricted securities that represent Level 3 categorization under SFAS No. 157 where reliable market quotes are not readily available. Securities are valued in accordance with the procedures established by the board of directors as more fully described in Note 2 — Significant Accounting Policies.

(4)	Unregistered security of a private company.

(5)	Acquired at various times throughout the current fiscal period and/or prior fiscal year.

(6)	Securities with a fair market value determined by the mean of the bid and ask prices provided by a syndicate bank or principal market maker. These securities have limited trading volume and are not listed on a national exchange. The syndicate bank or principal market maker is the active exchange for such securities.

(7)	Restricted securities that represent Level 2 categorization under SFAS No. 157. Securities are valued using prices provided by a principal market maker, syndicate bank or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

7.	Option Contracts

Transactions in option contracts for the nine months ended August 31, 2008 were as follows:

	Number of
	Contracts	Premium

Put Options Purchased
Options outstanding at beginning of period	—	—
Options purchased	8,503	$1,263
Options exercised	(750)	(52)
Options expired	(7,753)	(1,211)

Options outstanding at end of period	—	—

Call Options Written
Options outstanding at beginning of period	4,000	$847
Options written	39,215	12,182
Options written terminated in closing purchase transactions	(6,420)	(1,875)
Options exercised	(19,573)	(5,392)
Options expired	(10,250)	(2,999)

Options outstanding at end of period	6,972	$2,763

8.	Investment Transactions

For the nine months ended August 31, 2008, the Fund purchased and sold securities in the amount of $627,140 and $675,923 (excluding short-term investments, options and interest rate swaps), respectively.

9.	Revolving Credit Facility

On May 28, 2008, the Fund entered into a new $200 million committed revolving credit facility (the “New Facility”). The New Facility has a 364-day commitment terminating on May 27, 2009 that may be extended for additional non-overlapping 364-day periods if mutually agreed upon by both the Fund and Custodial Trust Company (“CTC”), an affiliate of the administrator, Bear Stearns Funds Management Inc. The New Facility was initially a secured facility, under which the Fund accrued interest daily at a rate equal to one-month LIBOR plus 1.25%. However, such facility was converted to unsecured on August 13, 2008 to coincide with the Fund’s private placement issuance of the senior unsecured notes to refinance its auction rate preferred stock. Outstanding loan balances under the unsecured facility accrue interest daily at a rate equal to one-month LIBOR plus 1.65%. The Fund will pay a fee equal to a rate of 0.5% per annum on any unused amounts of the New Facility. The credit facility contains various covenants of the Fund related to other indebtedness, liens and limits on the Fund’s overall leverage. A full copy of the New Facility can be found on the Fund’s website, www.kaynefunds.com.

On August 29, 2008 the New Facility was assigned by CTC to its affiliate JPMorgan Chase Bank, N.A.

Prior to the New Facility, the Fund had an uncommitted secured revolving credit facility with CTC, under which the Fund borrowed from CTC an aggregate amount of up to the lesser of $200,000 or the maximum amount the Fund was permitted to borrow under the 1940 Act, subject to certain limitations imposed by CTC.

For the nine months ended August 31, 2008, the average amount outstanding was $52,085 with a weighted average interest rate of 4.12%. As of August 31, 2008, the Fund had outstanding borrowings on the revolving credit facility of $66,000 and the interest rate was 4.12%. The Fund repaid in full all amounts outstanding under this facility on October 9, 2008 (See Note 13 — Subsequent Events).

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONTINUED)

10.	Senior Unsecured Notes and Preferred Stock

At August 31, 2008, the Fund had $225 million, aggregate principal amount, of senior unsecured fixed rate notes (collectively, the “Senior Unsecured Notes”) outstanding. The Senior Unsecured Notes were issued on August 13, 2008 in a private placement offering to institutional accredited investors. The table below sets forth the key terms of each series of the Senior Unsecured Notes:

Series	Principal	Fixed Interest Rate	Maturity

A	$53,000	5.65%	8/13/2011
B	35,000	5.90%	8/13/2012
C	137,000	6.06%	8/13/2013

Total	$225,000

The Senior Unsecured Notes contain various covenants of the Fund related to other indebtedness, liens and limits on the Fund’s overall leverage. The Fund used the net proceeds from this offering to redeem the remaining $155 million aggregate principal amount of the Fund’s three outstanding series of auction rate preferred stock (the “Preferred Stock”) with the balance of these proceeds used for the partial repayment of borrowings under its revolving credit facility. Upon deposit of the redemption funds on August 13, 2008, the Preferred Stock was no longer deemed outstanding pursuant to the terms of the Indenture governing the Preferred Stock.

The Senior Unsecured Notes are not listed on any exchange or automated quotation system. Under the 1940 Act and the terms of the Senior Unsecured Notes, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Unsecured Notes would be less than 300%.

The Senior Unsecured Notes are redeemable in certain circumstances at the option of the Fund. The Senior Unsecured Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner. A full copy of the notes purchase agreement can be found on the Fund’s website, www.kaynefunds.com.

The Senior Unsecured Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At August 31, 2008, the Fund was in compliance with all covenants required under the Senior Unsecured Notes agreements.

Prior to the redemption of the Preferred Stock, holders were entitled to receive cash dividend payments at an annual rate that varied for each rate period. Following the redemption of the Preferred Stock, the 21,000 shares of Preferred Stock remain authorized, but unissued and no longer outstanding. The weighted average dividend rates of Preferred Stock during the nine months ended August 31, 2008 were 5.28%, 5.44% and 5.19% for Series A, B and C, respectively. These weighted average dividend rates were based on the weekly auctions of the Preferred Stock and did not include commissions paid to the auction agent in the amount of 0.25%.

11.	Interest Rate Swap Contracts

The Fund had entered into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Fund’s leverage.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS — (UNAUDITED) (CONCLUDED)

At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment.

On August 29, 2008, the Fund terminated $265,000, aggregate notional amount, of interest rate swap contracts with a weighted average fixed interest rate of 4.42% for $8,491. As of August 31, 2008, the Fund did not have any outstanding interest rate swap contracts.

12.	Common Stock

The Fund has 199,979,000 shares of common stock authorized. Of the 32,209,009 shares of common stock outstanding at August 31, 2008, KACALP owned 4,000 shares. Transactions in common shares for the nine months ended August 31, 2008 were as follows:

Shares outstanding at November 30, 2007	32,205,867
Shares issued through reinvestment of dividends and distributions	3,142

Shares outstanding at August 31, 2008	32,209,009

13.	Subsequent Events

On October 9, 2008, the Fund set aside for payment on October 10, 2008 a dividend/distribution to its common stockholders in the amount of $0.54 per share, for a total of $17,393. Of this total, $5,482 was reinvested into the Fund pursuant to the Fund’s dividend reinvestment plan; in connection with that reinvestment, 392,405 shares of common stock were issued.

On October 9, 2008, the Fund repaid in full the amount then outstanding ($41,000) on its Revolving Credit Facility with cash on hand.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
William H. Shea Jr.	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Secretary and Chief Compliance Officer
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC	Bear Stearns Funds Management Inc. —
717 Texas Avenue, Suite 3100	a J.P. Morgan Company
Houston, TX 77002	237 Park Avenue
New York, NY 10017
1800 Avenue of the Stars, Second Floor
Los Angeles, CA 90067	Stock Transfer Agent and Registrar
American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
Custodial Trust Company —	PricewaterhouseCoopers LLP
a J.P. Morgan Company	350 South Grand Avenue
101 Carnegie Center	Los Angeles, CA 90071
Princeton, NJ 08540
Legal Counsel
Paul, Hastings, Janofsky & Walker LLP 55 Second Street, 24th Floor San Francisco, CA 94105

For stockholder inquiries, registered stockholders should call (800) 937-5449. For general inquiries, please call (877) 657-3863; or visit us on the web at http://www.kaynefunds.com.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.